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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-3434) of BioReliance Corporation of our report dated February 18, 1999 appearing on page F-2 of this annual report on Form 10-K.

PRICEWATERHOUSECOOPERS LLP

McLean, Virginia
March 30, 1999